Exhibit 99.8

Supplementary

Estimates

Fiscal Year Ending March 31, 2023

SUPPLEMENTARY ESTIMATES, 2022/2023

INTRODUCTION TO THE SUPPLEMENTARY ESTIMATES

Each year the government presents a budget to the Legislative Assembly. The budget includes the Main Estimates, which, in conjunction with Supply Acts passed by the Legislature, provide government with authority (voted appropriations) to spend money from the General Fund of the Consolidated Revenue Fund. If spending from voted appropriations is forecast to exceed that set out in the Main Estimates, in some circumstances Supplementary Estimates may be presented to the Legislative Assembly.

Where Supplementary Estimates increase the funding for purposes included in a vote description in the Main Estimates, that vote description may be referenced in the Supplementary Estimates. Where Supplementary Estimates provide funding for purposes that are not included in the vote descriptions of the Main Estimates, new vote descriptions or new votes are provided in the Supplementary Estimates.

These Supplementary Estimates provide funding from the General Fund of the Consolidated Revenue Fund in the amount of $2,715,000,000 for operating expenses as set out in the Schedule of Appropriations to be Voted (page 3) for the following purposes:

Ministry of Agriculture and Food – $111,000,000 for food security initiatives to support strengthening the food supply chain across British Columbia;

Ministry of Citizens’ Services – $85,000,000 for highway and community cellular connectivity to support new highway cellular coverage across the province, and to support connectivity in the southeast region of British Columbia;

Ministry of Health – $150,000,000 for funding to the BC Cancer Foundation to support cancer research;

Ministry of Indigenous Relations and Reconciliation – $75,000,000 to accelerate government funding commitments for existing agreements with First Nations to support reconciliation initiatives;

Ministry of Water, Land and Resource Stewardship (formerly Land, Water and Resource Stewardship) – $100,000,000 for the Watershed Security Fund to support projects that benefit a range of provincial priorities, including wild salmon health, clean drinking water, biodiversity, flood resilience, economic opportunities, and reconciliation with First Nations;

Ministry of Municipal Affairs – $1,000,000,000 for the Growing Communities Fund to support local governments with the costs of upgrading, adding capacity, and extending core infrastructure and community amenities, and support additional housing supply;

Ministry of Municipal Affairs – $450,000,000 for Critical Community Infrastructure to support targeted projects in local communities to meet public and environmental health regulations, including supplying reliable, clean drinking water, effectively managing wastewater and solid waste, and reducing greenhouse gas emissions;

Ministry of Municipal Affairs – $45,000,000 to support public libraries and service partners to address local priorities and support accessibility, inclusion and reconciliation;

Ministry of Public Safety and Solicitor General – $150,000,000 for the Local Government Next Gen 911 Readiness Fund to support local, Indigenous, and remote communities with planning, preparation, and implementation of technology and infrastructure upgrades for the transition to Next Generation 911 services;

Ministry of Social Development and Poverty Reduction – $49,000,000 for food security initiatives to support British Columbians access an affordable supply of nutritious food, including direct food support to underserved people and communities through trusted community partners; and

Ministry of Transportation and Infrastructure – $500,000,000 to BC Ferries to support ferry fare affordability for coastal ferry users during the next performance term (2024 to 2028), which includes climate initiatives to meet greenhouse gas reductions by 2030.

SUPPLEMENTARY ESTIMATES, 2022/23

SCHEDULE OF APPROPRIATIONS TO BE VOTED
For the Fiscal Year Ending March 31, 2023
($000)

ESTIMATED GENERAL FUND APPROPRIATIONS

Supplementary
Ministry/Vote	Estimates
Ministry of Agriculture and Food
13(S) Ministry Operations	111,000

Ministry of Citizens' Services
21(S) Ministry Operations	85,000

Ministry of Health
32(S) Ministry Operations	150,000

Ministry of Indigenous Relations and Reconciliation
34(S) Treaty and Other Agreements Funding	75,000

Ministry of Water, Land and Resource Stewardship (formerly Land, Water and Resource Stewardship)
38(S) Ministry Operations	100,000

Ministry of Municipal Affairs
40(S) Ministry Operations	1,495,000

Ministry of Public Safety and Solicitor General
41(S) Ministry Operations	150,000

Ministry of Social Development and Poverty Reduction
43(S) Ministry Operations	49,000

Ministry of Transportation and Infrastructure
45(S) Ministry Operations	500,000

Total Appropriations	2,715,000

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF AGRICULTURE AND FOOD

The mission of the Ministry of Agriculture and Food is to cultivate competitive and socially responsible agriculture, food, and seafood sectors.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 13 — Ministry Operations	88,820	—	—	88,820
Vote 13(S) — Ministry Operations	—	—	111,000	111,000
Vote 14 — Agricultural Land Commission	5,001	—	—	5,001
STATUTORY APPROPRIATIONS
Production Insurance Account Special Account	23,200	—	—	23,200
Less: Transfer from Ministry Operations Vote	(10,000)	—	—	(10,000)
OPERATING EXPENSES	107,021	—	111,000	218,021
CAPITAL EXPENDITURES	1,229	—	—	1,229
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	—	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1    Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF AGRICULTURE AND FOOD

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Science, Policy and Inspection (Vote 13)	19,086	—	—	19,086
Agriculture Resources
Vote 13	61,433	—	—	61,433
Vote 13(S)	—	—	111,000	111,000
BC Farm Industry Review Board (Vote 13)	1,378	—	—	1,378
Executive and Support Services (Vote 13)	6,923	—	—	6,923
Agricultural Land Commission (Vote 14)	5,001	—	—	5,001
Production Insurance Account Special Account	13,200	—	—	13,200

TOTAL OPERATING EXPENSES	107,021	—	111,000	218,021

CAPITAL EXPENDITURES
Core Business
Executive and Support Services	1,229	—	—	1,229

TOTAL CAPITAL EXPENDITURES	1,229	—	—	1,229

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF AGRICULTURE AND FOOD

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 13(S) — MINISTRY OPERATIONS

This vote, 13(S), provides for the programs, operations, and other activities described in the voted appropriation under the following core business:

AGRICULTURE RESOURCES

Voted Appropriation
Agriculture Resources	61,433	—	111,000	172,433

Voted Appropriation Description: The sub-vote description for the Agriculture Resources core business in Vote 13 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	35,149	—	—	35,149
Operating Costs	15,353	—	—	15,353
Government Transfers	52,385	—	111,000	163,385
Other Expenses	28,569	—	—	28,569
Internal Recoveries	(9)	—	—	(9)
External Recoveries	(24,426)	—	—	(24,426)
TOTAL OPERATING EXPENSES	107,021	—	111,000	218,021

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF CITIZENS' SERVICES

The mission of the Ministry of Citizens' Services is to enable cost-effective, accessible, and responsive service delivery to the public through multiple access points and provide efficient services to government.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments [1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 21 — Ministry Operations	656,645	—	—	656,645
Vote 21(S) — Ministry Operations	—	—	85,000	85,000
OPERATING EXPENSES	656,645	—	85,000	741,645
CAPITAL EXPENDITURES	464,010	—	—	464,010
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	1,500	—	—	1,500
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1   Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF CITIZENS' SERVICES

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Services to Citizens and Businesses (Vote 21)	31,528	—	—	31,528
Office of the Chief Information Officer (Vote 21)	2,695	—	—	2,695
Digital Platforms and Data (Vote 21)	23,922	—	—	23,922
Connectivity
Vote 21	13,705	—	—	13,705
Vote 21(S)	—	—	85,000	85,000
Procurement and Supply Services (Vote 21)	8,753	—	—	8,753
Real Property (Vote 21)	362,514	—	—	362,514
Enterprise Services (Vote 21)	173,393	—	—	173,393
Corporate Information and Records Management Office (Vote 21)	22,146	—	—	22,146
Governmental Digital Experience (Vote 21)	8,561	—	—	8,561
Executive and Support Services (Vote 21)	9,428	—	—	9,428

TOTAL OPERATING EXPENSES	656,645	—	85,000	741,645

CAPITAL EXPENDITURES
Core Business
Digital Platforms and Data	110,000	—	—	110,000
Procurement and Supply Services	480	—	—	480
Real Property	305,718	—	—	305,718
Enterprise Services	47,476	—	—	47,476
Executive and Support Services	336	—	—	336

TOTAL CAPITAL EXPENDITURES	464,010	—	—	464,010

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF CITIZENS' SERVICES

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 21(S) — MINISTRY OPERATIONS

This vote, 21(S), provides for the programs, operations, and other activities described in the voted appropriation under the following core business:

CONNECTIVITY

Voted Appropriation
Connectivity	13,705	—	85,000	98,705

Voted Appropriation Description: The sub-vote description for the Connectivity core business in Vote 21 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	181,631	—	—	181,631
Operating Costs	725,829	—	—	725,829
Government Transfers	10,000	—	85,000	95,000
Other Expenses	123,796	—	—	123,796
Internal Recoveries	(186,513)	—	—	(186,513)
External Recoveries	(198,098)	—	—	(198,098)
TOTAL OPERATING EXPENSES	656,645	—	85,000	741,645

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF HEALTH

The mission of the Ministry of Health is to guide and enhance the province's health services to ensure British Columbians are supported in their efforts to maintain and improve their health.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 32 — Ministry Operations	25,308,645	—	—	25,308,645
Vote 32(S) — Ministry Operations	—	—	150,000	150,000
STATUTORY APPROPRIATION
Health Special Account	147,250	—	—	147,250
OPERATING EXPENSES	25,455,895	—	150,000	25,605,895
CAPITAL EXPENDITURES	30	—	—	30
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	—	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1   Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF HEALTH

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Health Programs
Vote 32	25,172,173	—	—	25,172,173
Vote 32(S)	—	—	150,000	150,000
Recoveries from Health Special Account (Vote 32)	(147,250)	—	—	(147,250)
Executive and Support Services (Vote 32)	283,722	—	—	283,722
Health Special Account (Vote 32)	147,250	—	—	147,250

TOTAL OPERATING EXPENSES	25,455,895	—	150,000	25,605,895

CAPITAL EXPENDITURES
Core Business
Executive and Support Services	30	—	—	30

TOTAL CAPITAL EXPENDITURES	30	—	—	30

SUPPLEMENTARY ESTIMATES, 2022/23

MINISTRY OF HEALTH

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 32(S) — MINISTRY OPERATIONS

This vote, 32(S), provides for the programs, operations, and other activities described in the voted appropriations under the following core business:

HEALTH PROGRAMS

Voted Appropriations
Regional Services	17,539,818	—	150,000	17,689,818
Medical Services Plan	6,069,225	—	—	6,069,225
PharmaCare	1,513,972	—	—	1,513,972
Health Benefits Operations	49,158	—	—	49,158
	25,172,173	—	150,000	25,322,173

Voted Appropriations Description: The sub-vote description for the Health Programs core business in Vote 32 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	160,450	—	—	160,450
Operating Costs	180,050	—	—	180,050
Government Transfers	25,687,826	—	150,000	25,837,826
Other Expenses	150,122	—	—	150,122
Internal Recoveries	(159,862)	—	—	(159,862)
External Recoveries	(562,691)	—	—	(562,691)
TOTAL OPERATING EXPENSES	25,455,895	—	150,000	25,605,895

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

The mission of the Ministry of Indigenous Relations and Reconciliation is to guide the Province of British Columbia's efforts towards true, lasting reconciliation with Indigenous Peoples in British Columbia. The ministry works towards reconciliation with First Nations, Métis, and Inuit peoples through the implementation of the United Nations Declaration on the Rights of Indigenous Peoples, and treaties, agreements, partnerships, and other social and economic initiatives.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 33 — Ministry Operations	49,815	—	—	49,815
Vote 34 — Treaty and Other Agreements Funding	115,629	—	—	115,629
Vote 34(S) — Treaty and Other Agreements Funding	—	—	75,000	75,000
Vote 35 — Declaration Act Secretariat	3,213	—	—	3,213
STATUTORY APPROPRIATIONS
First Nations Fund Special Account	1,686	—	—	1,686
First Nations Clean Energy Business Fund Special Account	7,576	—	—	7,576
OPERATING EXPENSES	177,919	—	75,000	252,919
CAPITAL EXPENDITURES	3	—	—	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	34,260	—	—	34,260
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1   Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Negotiations and Regional Operations Division (Vote 33)	15,341	—	—	15,341
Strategic Partnerships and Initiatives Division (Vote 33)	18,439	—	—	18,439
Reconciliation Transformation and Strategies Division (Vote 33)	3,260	—	—	3,260
Executive and Support Services (Vote 33)	12,775	—	—	12,775
Treaty and Other Agreements Funding
Vote 34	115,629	—	—	115,629
Vote 34(S)	—	—	75,000	75,000
Declaration Act Secretariat (Vote 35)	3,213	—	—	3,213
First Citizens Fund Special Account	1,686	—	—	1,686
First Nations Clean Energy Business Fund Special Account	7,576	—	—	7,576

TOTAL OPERATING EXPENSES	177,919	—	75,000	252,919

CAPITAL EXPENDITURES
Core Business
Executive and Support Services	3	—	—	3

TOTAL CAPITAL EXPENDITURES	3	—	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS
Core Business
Treaty and Other Agreements Funding	34,260	—	—	34,260

TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	34,260	—	—	34,260

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES
Core Business
Treaty and Other Agreements Funding	—	—	—	—

TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

SUPPLEMENTARY ESTIMATES, 2022/23

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 34(S) — TREATY AND OTHER AGREEMENTS FUNDING

This vote, 34(S), provides for the programs, operations, and other activities described in the voted appropriations under the following core business:

TREATY AND OTHER AGREEMENTS FUNDING

Voted Appropriations
Treaty and Other Agreements Funding	3,913	—	—	3,913
Non Treaty Funding	111,716	—	75,000	186,716
	115,629	—	75,000	190,629

Voted Appropriations Description: The sub-vote description for the Treaty and Other Agreements Funding core business in Vote 34 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	30,703	—	—	30,703
Operating Costs	9,977	—	—	9,977
Government Transfers	251,755	—	75,000	326,755
Other Expenses	2,940	—	—	2,940
Internal Recoveries	(157)	—	—	(157)
External Recoveries	(117,299)	—	—	(117,299)
TOTAL OPERATING EXPENSES	177,919	—	75,000	252,919

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

(formerly MINISTRY OF LAND, WATER AND RESOURCE STEWARDSHIP)1

The mission of the Ministry of Water, Land and Resource Stewardship is to integrate land and natural resource management, including objective setting for land and marine environments, effectively managing cumulative effects, and advancing reconciliation with Indigenous Peoples, environmental sustainability, and economic growth.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[2]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 38 — Ministry Operations	92,008	—	—	92,008
Vote 38(S) — Ministry Operations	—	—	100,000	100,000
OPERATING EXPENSES	92,008	—	100,000	192,008
CAPITAL EXPENDITURES	245	—	—	245
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	—	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

[1]	As of December 7, 2022, the Ministry of Land, Water and Resource Stewardship is continued under the name Ministry of Water, Land and Resource Stewardship as per Constitution Act Order in Council 658/2022.

[2]	Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Land Use Policy and Planning and Terrestrial Ecosystems (Vote 38)	43,063	—	—	43,063
Watershed, Aquatic Ecosystems, Fisheries and Coastal Policy and Planning
Vote 38	6,831	—	—	6,831
Vote 38(S)	—	—	100,000	100,000
Information, Innovation and Technology (Vote 38)	21,921	—	—	21,921
Reconciliation and Natural Resource Sector Policy (Vote 38)	1,835	—	—	1,835
Natural Resource Sector Secretariat (Vote 38)	5,333	—	—	5,333
Executive and Support Services (Vote 38)	13,025	—	—	13,025

TOTAL OPERATING EXPENSES	92,008	—	100,000	192,008

CAPITAL EXPENDITURES
Core Business
Executive and Support Services	245	—	—	245

TOTAL CAPITAL EXPENDITURES	245	—	—	245

SUPPLEMENTARY ESTIMATES, 2022/23

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 38(S) — MINISTRY OPERATIONS

This vote, 38(S), provides for the programs, operations, and other activities described in the voted appropriation under the following core business:

WATERSHED, AQUATIC ECOSYSTEMS, FISHERIES AND COASTAL POLICY AND PLANNING

Voted Appropriation
Watershed, Aquatic Ecosystems, Fisheries and Coastal Policy and Planning	6,831	—	100,000	106,831

Voted Appropriation Description: The sub-vote description for the Watershed, Aquatic Ecosystems, Fisheries and Coastal Policy and Planning core business in Vote 38 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	113,177	—	—	113,177
Operating Costs	28,923	—	—	28,923
Government Transfers	3,530	—	100,000	103,530
Other Expenses	1,767	—	—	1,767
Internal Recoveries	(50,227)	—	—	(50,227)
External Recoveries	(5,162)	—	—	(5,162)
TOTAL OPERATING EXPENSES	92,008	—	100,000	192,008

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF MUNICIPAL AFFAIRS

The mission of the Ministry of Municipal Affairs is to provide British Columbians with liveable environments by helping local governments and residents build sustainable, well-governed communities; support newcomers to settle and integrate into the province; facilitate economic integration to address British Columbia's labour market needs; and attract international entrepreneurs.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 40 — Ministry Operations	247,545	(3,578)	—	243,967
Vote 40(S) — Ministry Operations	—	—	1,495,000	1,495,000
STATUTORY APPROPRIATIONS
University Endowment Lands Administration Account Special Account	12,269	—	—	12,269
OPERATING EXPENSES	259,814	(3,578)	1,495,000	1,751,236
CAPITAL EXPENDITURES	2,354	—	—	2,354
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	—	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1   Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF MUNICIPAL AFFAIRS

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Local Government
Vote 40	220,500	(2,198)	—	218,302
Vote 40(S)	—	—	1,495,000	1,495,000
Immigration Services and Strategic Planning (Vote 40)	19,128	(1,380)	—	17,748
Executive and Support Services (Vote 40)	7,917	—	—	7,917
University Endowment Lands Administration Account Special Account	12,269	—	—	12,269

TOTAL OPERATING EXPENSES	259,814	(3,578)	1,495,000	1,751,236

CAPITAL EXPENDITURES
Core Business
Executive and Support Services	69	—	—	69
University Endowment Lands Administration Account Special Account	2,285	—	—	2,285

TOTAL CAPITAL EXPENDITURES	2,354	—	—	2,354

SUPPLEMENTARY ESTIMATES, 2022/23

MINISTRY OF MUNICIPAL AFFAIRS

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 40(S) — MINISTRY OPERATIONS

This vote, 40(S), provides for the programs, operations, and other activities described in the voted appropriations under the following core business:

LOCAL GOVERNMENT

Voted Appropriations
Local Government Services and Transfers	214,300	(2,198)	1,495,000	1,707,102
University Endowment Lands	6,200	—	—	6,200
	220,500	(2,198)	1,495,000	1,713,302

        Voted Appropriations Description: The sub-vote description for the Local Government core business in Vote 40 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	31,599	(2,540)	—	29,059
Operating Costs	14,620	(238)	—	14,382
Government Transfers	559,414	(800)	1,495,000	2,053,614
Other Expenses	12,506	—	—	12,506
Internal Recoveries	(12,273)	—	—	(12,273)
External Recoveries	(346,052)	—	—	(346,052)
TOTAL OPERATING EXPENSES	259,814	(3,578)	1,495,000	1,751,236

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

The mission of the Ministry of Public Safety and Solicitor General is to deliver public safety services and programs, to administer regulations for the liquor and cannabis industries, to ensure that the public has confidence in British Columbia's gaming sector, and to lead the development and coordination of an effective emergency management system for British Columbia.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 41 — Ministry Operations	942,252	(42,675)	—	899,577
Vote 41(S) — Ministry Operations	—	—	150,000	150,000
Vote 42 — Emergency Program Act	436,420	(436,420)	—	—
STATUTORY APPROPRIATIONS
Civil Forfeiture Account Special Account	269	—	—	269
Corrections Work Program Account Special Account	1,281	—	—	1,281
Criminal Asset Management Fund Special Account	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	13,504
OPERATING EXPENSES	1,393,726	(479,095)	150,000	1,064,631
CAPITAL EXPENDITURES	3,664	(495)	—	3,169
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	—	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1   Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Corrections (Vote 41)	261,661	—	—	261,661
Policing and Security
Vote 41	479,204	—	—	479,204
Vote 41(S)	—	—	150,000	150,000
Victim Services and Crime Prevention (Vote 41)	66,236	—	—	66,236
BC Coroners Service (Vote 41)	21,459	—	—	21,459
RoadSafetyBC (Vote 41)	27,810	—	—	27,810
Liquor and Cannabis Regulation (Vote 41)	1	—	—	1
Gaming Policy and Enforcement (Vote 41)	19,564	—	—	19,564
Cannabis, Consumer Protection and Corporate Policy (Vote 41)	3,538	—	—	3,538
Emergency Management BC (Vote 41)	44,591	(41,872)	—	2,719
Executive and Support Services (Vote 41)	18,188	(803)	—	17,385
Emergency Program Act (Vote 42)	436,420	(436,420)	—	—
Civil Forfeiture Account Special Account	269	—	—	269
Corrections Work Program Account Special Account	1,281	—	—	1,281
Criminal Asset Management Fund Special Account	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	13,504

TOTAL OPERATING EXPENSES	1,393,726	(479,095)	150,000	1,064,631

CAPITAL EXPENDITURES
Core Business
Corrections	1,062	—	—	1,062
BC Coroners Service	47	—	—	47
Emergency Management BC	1,209	(465)	—	744
Executive and Support Services	1,346	(30)	—	1,316

TOTAL CAPITAL EXPENDITURES	3,664	(495)	—	3,169

SUPPLEMENTARY ESTIMATES, 2022/23

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 41(S) — MINISTRY OPERATIONS

This vote, 41(S), provides for the programs, operations, and other activities described in the voted appropriation under the following core business:

POLICING AND SECURITY

Voted Appropriation
Policing and Security	479,204	—	150,000	629,204

Voted Appropriation Description: The sub-vote description for the Policing and Security core business in Vote 41 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	329,212	(22,924)	—	306,288
Operating Costs	99,023	(32,264)	—	66,759
Government Transfers	1,157,698	(434,899)	150,000	872,799
Other Expenses	20,082	(29)	—	20,053
Internal Recoveries	(17,794)	529	—	(17,265)
External Recoveries	(194,495)	10,492	—	(184,003)
TOTAL OPERATING EXPENSES	1,393,726	(479,095)	150,000	1,064,631

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

The mission of the Ministry of Social Development and Poverty Reduction is to make a difference in the lives of British Columbians trying to overcome social and economic barriers by believing in their ability to realize their full potential and make meaningful contributions to their community; and by providing access to services to help them achieve their goals.

MINISTRY SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 43 — Ministry Operations	4,456,033	—	—	4,456,033
Vote 43(S) — Ministry Operations	—	—	49,000	49,000
OPERATING EXPENSES	4,456,033	—	49,000	4,505,033
CAPITAL EXPENDITURES	1,822	—	—	1,822
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	—	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1 Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Income Assistance
Vote 43	3,079,080	—	—	3,079,080
Vote 43(S)	—	—	49,000	49,000
Employment (Vote 43)	29,169	—	—	29,169
Community Living Services (Vote 43)	1,333,102	—	—	1,333,102
Employment and Assistance Appeal Tribunal (Vote 43)	1,849	—	—	1,849
Executive and Support Services (Vote 43)	12,833	—	—	12,833

TOTAL OPERATING EXPENSES	4,456,033	—	49,000	4,505,033

CAPITAL EXPENDITURES
Core Business
Executive and Support Services	1,822	—	—	1,822

TOTAL CAPITAL EXPENDITURES	1,822	—	—	1,822

SUPPLEMENTARY ESTIMATES, 2022/23

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 43(S) — MINISTRY OPERATIONS

This vote, 43(S), provides for the programs, operations, and other activities described in the voted appropriations under the following core business:

INCOME ASSISTANCE

Voted Appropriations
Income Assistance - Program Management	172,087	—	—	172,087
Temporary Assistance	559,921	—	—	559,921
Disability Assistance	1,895,915	—	—	1,895,915
Supplementary Assistance	451,157	—	49,000	500,157
	3,079,080	—	49,000	3,128,080

Voted Appropriations Description: The sub-vote description for the Income Assistance core business in Vote 43 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	174,483	—	—	174,483
Operating Costs	63,880	—	—	63,880
Government Transfers	4,594,297	—	49,000	4,643,297
Other Expenses	20,581	—	—	20,581
Internal Recoveries	(31,088)	—	—	(31,088)
External Recoveries	(366,120)	—	—	(366,120)
TOTAL OPERATING EXPENSES	4,456,033	—	49,000	4,505,033

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

The mission of the Ministry of Transportation and Infrastructure is to create an integrated and safe transportation network that incorporates all modes of transport, reflects regional priorities, and provides a strong foundation for economic growth; and to maintain and improve the provincial highway system, ensuring the safe and efficient movement of people and goods provincially, nationally, and internationally.

MINISTRY SUMMARY

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments[1]	Estimates	Estimates
VOTED APPROPRIATIONS
Vote 45 — Ministry Operations	955,980	—	—	955,980
Vote 45(S) — Ministry Operations	—	—	500,000	500,000
OPERATING EXPENSES	955,980	—	500,000	1,455,980
CAPITAL EXPENDITURES	5,005	—	—	5,005
LOANS, INVESTMENTS AND OTHER REQUIREMENTS	—	—	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	—	—	—

1   Other Adjustments reflect the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

SUPPLEMENTARY ESTIMATES, 2022/2023

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

SUMMARY BY VOTE

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
OPERATING EXPENSES	Estimates	Adjustments	Estimates	Estimates
Core Business
Transportation and Infrastructure Improvements (Vote 45)	29,586	—	—	29,586
Public Transportation
Vote 45	344,247	—	—	344,247
Vote 45(S)	—	—	500,000	500,000
Highway Operations (Vote 45)	561,180	—	—	561,180
Commercial Transportation Regulation (Vote 45)	3,059	—	—	3,059
Executive and Support Services (Vote 45)	17,908	—	—	17,908

TOTAL OPERATING EXPENSES	955,980	—	500,000	1,455,980

CAPITAL EXPENDITURES
Core Business
Highway Operations	5,005	—	—	5,005

TOTAL CAPITAL EXPENDITURES	5,005	—	—	5,005

SUPPLEMENTARY ESTIMATES, 2022/23

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

VOTE DESCRIPTIONS

($000)

2022/23			2022/23
Main	Other	Supplementary	Revised
Estimates	Adjustments	Estimates	Estimates

VOTE 45(S) — MINISTRY OPERATIONS

This vote, 45(S), provides for the programs, operations, and other activities described in the voted appropriations under the following core business:

PUBLIC TRANSPORTATION

Voted Appropriations
Public Transit	143,600	—	—	143,600
Coastal Ferry Services	200,647	—	500,000	700,647
	344,247	—	500,000	844,247

Voted Appropriations Description: The sub-vote description for the Public Transportation core business in Vote 45 in the 2022/23 Main Estimates applies to the Supplementary Estimates in this sub-vote.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

($000)

	2022/23			2022/23
	Main	Other	Supplementary	Revised
	Estimates	Adjustments	Estimates	Estimates
GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	151,207	—	—	151,207
Operating Costs	3,710,640	—	—	3,710,640
Government Transfers	400,940	—	500,000	900,940
Other Expenses	1,160	—	—	1,160
Internal Recoveries	(13,657)	—	—	(13,657)
External Recoveries	(3,294,310)	—	—	(3,294,310)
TOTAL OPERATING EXPENSES	955,980	—	500,000	1,455,980

Revised Schedule F

February 28, 2023

SUMMARY OF MINISTERIAL ACCOUNTABILITY FOR OPERATING EXPENSES

(for the Fiscal Year Ending March 31, 2023)

($000)

Under section 3 of the Balanced Budget and Ministerial Accountability Act (BBMAA), each member of the Executive Council has 10 per cent of their salary held back, and restoration of a minister's holdback is contingent on that minister achieving individual goals as set out in section 5 of the Act. For each minister with responsibility for operating expenses arising from a voted appropriation as accounted for in the Consolidated Revenue Fund, section 5(1) stipulates actual results for the year must not exceed the estimated amounts for that fiscal year.

In the table below, the "Minister Responsible" column lists the ministers with BBMAA section 5(1) assigned responsibilities. The "Voted Appropriations in the 2022/23 Estimates " column shows the voted appropriations for which those ministers are responsible. The "Voted Appropriation Operating Expenses (net)" and "2022/23 Estimated Amount" columns show the dollar amounts of operating expenses (net) and estimated amounts allocated to ministers in the 2022/23 Estimates . The "Legislated Additions" column shows additional voted appropriations resulting from supplementary estimates. The "Order In Council and Other Adjustments" column shows transfers of spending authority resulting from orders in council implementing government reorganizations (transfer amounts are pro-rated by the number of days that a minister is accountable for the budget in a fiscal year), or, where a vote authorizes spending by more than one minister, reallocation of spending authority by Treasury Board among the ministers identified in the vote. The negative amounts in this column show the total reallocated from a minister, while the amounts reallocated to a minister are shown individually for each voted appropriation where the funding is reallocated from. The final two columns show the reallocated appropriations (or portions thereof) for which individual ministers are now responsible and the revised estimated amounts for each minister.

		Voted				Order in	Reallocated	Revised
		Appropriation	2022/23			Council	Appropriation	2022/23
		Operating	Estimated	Legislated		and Other	Operating	Estimated
Minister Responsible	Voted Appropriations in 2022/23 Estimates	Expenses (net)	Amount	Additions		Adjustments [2]	Expenses (net)	Amount
Premier	Office of the Premier	14,692					14,692
			14,692					14,692

Minister of Agriculture and Food	Ministry of Agriculture and Food	93,821		111,000	[4]		204,821
			93,821					204,821

Attorney General [1]	Ministry of Attorney General	1,360,296				(206,275)[3]	1,154,021
	Capital Funding	433,225				(136,496)[3]	296,729
	Electoral Boundaries Commission	2,194					2,194
			1,795,715					1,452,944

Minister of Children and Family Development	Ministry of Children and Family Development	1,742,045					1,742,045
			1,742,045					1,742,045

Minister of Citizens' Services	Ministry of Citizens' Services	656,645		85,000	[4]		741,645
			656,645					741,645

Minister of Education and Child Care[1]	Ministry of Education and Child Care	8,178,585					8,178,585
	Capital Funding	930,347					930,347
			9,108,932					9,108,932

Minister of Emergency Management and Climate Readiness	Ministry of Public Safety and Solicitor General	—				150,948 [3]	150,948
(Established December 7, 2022)			—					150,948

Minister of Energy, Mines and Low Carbon Innovation	Ministry of Energy, Mines and Low Carbon Innovation	109,556					109,556
			109,556					109,556

Minister of Environment and Climate Change Strategy	Ministry of Environment and Climate Change Strategy	327,711					327,711
			327,711					327,711

Revised Schedule F

February 28, 2023

SUMMARY OF MINISTERIAL ACCOUNTABILITY FOR OPERATING EXPENSES

(for the Fiscal Year Ending March 31, 2023)

($000)

		Voted				Order in		Reallocated	Revised
		Appropriation	2022/23			Council		Appropriation	2022/23
		Operating	Estimated	Legislated		and Other		Operating	Estimated
Minister Responsible	Voted Appropriations in 2022/23 Estimates	Expenses (net)	Amount	Additions		Adjustments		Expenses (net)	Amount
Minister of Finance¹	Ministry of Finance	406,814						406,814
	Management of Public Funds and Debt	1,378,388						1,378,388
	Contingencies (All Ministries) and New Programs	4,848,000						4,848,000
	Capital Funding	100,000						100,000
	Commissions on Collection of Public Funds	1						1
	Allowances for Doubtful Revenue Accounts	1						1
	Tax Transfers	2,044,000						2,044,000
	Ministry of Forests	—				—	[3]	—
			8,777,204						8,777,204

Minister of Forests	Ministry of Forests	625,274				—	[3]	625,274
	Forest Practices Board	3,896						3,896
			629,170						629,170

Minister of Health [1]	Ministry of Health	25,308,645		150,000	[4]			25,458,645
	Capital Funding	1,656,542						1,656,542
			26,965,187						27,115,187

Minister of Housing[1]	Ministry of Attorney General	—				206,095	[3]	206,095
(Established December 7, 2022)	Ministry of Jobs, Economic Recovery and Innovation	—				5	[3]	5
	Ministry of Municipal Affairs	—				692	[3]	692
	Capital Funding	—				136,496	[3]	136,496
			—						343,288

Minister of Indigenous Relations and Reconciliation	Ministry of Indigenous Relations and Reconciliation	168,657		75,000	[4]			243,657
			168,657						243,657

Minister of Jobs, Economic Development and Innovation	Ministry of Jobs, Economic Recovery and Innovation	110,426				(5)[3]		110,421
(Previously known as Jobs, Economic Recovery and Innovation)			110,426						110,421

Minister of Labour	Ministry of Labour	17,423						17,423
			17,423						17,423

Minister of Mental Health and Addictions	Ministry of Mental Health and Addictions	24,602						24,602
			24,602						24,602

Minister of Municipal Affairs	Ministry of Municipal Affairs	247,545		1,495,000	[4]	(1,127)[3]		1,741,418
			247,545						1,741,418

Minister of Post-Secondary Education and Future Skills [1]	Ministry of Advanced Education and Skills Training	2,612,688						2,612,688
(Previously known as Advanced Education and Skills Training)	Capital Funding	547,521						547,521
	Ministry of Attorney General	—				180	[3]	180
	Ministry of Municipal Affairs	—				435	[3]	435
			3,160,209						3,160,824

Minister of Public Safety and Solicitor General	Ministry of Public Safety and Solicitor General	1,378,672		150,000	[4]	(150,948)[3]		1,377,724
			1,378,672						1,377,724

Revised Schedule F

February 28, 2023

SUMMARY OF MINISTERIAL ACCOUNTABILITY FOR OPERATING EXPENSES

(for the Fiscal Year Ending March 31, 2023)

($000)

		Voted				Order in	Reallocated	Revised
		Appropriation	2022/23			Council	Appropriation	2022/23
		Operating	Estimated	Legislated		and Other	Operating	Estimated
Minister Responsible	Voted Appropriations in 2022/23 Estimates	Expenses (net)	Amount	Additions		Adjustments	Expenses (net)	Amount
Minister of Social Development and Poverty Reduction	Ministry of Social Development and Poverty Reduction	4,456,033		49,000	[4]		4,505,033
			4,456,033					4,505,033

Minister of Tourism, Arts, Culture and Sport [1]	Ministry of Tourism, Arts, Culture and Sport	167,955					167,955
	Capital Funding	65,946					65,946
			233,901					233,901

Minister of Transportation and Infrastructure	Ministry of Transportation and Infrastructure	955,980		500,000	[4]		1,455,980
			955,980					1,455,980

Minister of Water, Land and Resource Stewardship	Ministry of Land, Water and Resource Stewardship	92,008		100,000	[4]		192,008
(Previously known as Land, Water and Resource Stewardship)			92,008					192,008

Total Estimated Amount			61,066,134	2,715,000		—	63,781,134	63,781,134
	Not Applicable
	Legislative Assembly		91,983				91,983	91,983
	Officers of the Legislature		87,077				87,077	87,077
	Total Voted Appropriations		61,245,194	2,715,000		—	63,960,194	63,960,194

[1]	The Attorney General and the Ministers of Education and Child Care; Finance; Health; Housing; Post-Secondary Education and Future Skills (previously Advanced Education and Skills Training); and Tourism, Arts, Culture and Sport each have operating expense accountability for a portion of Vote 48 - Capital Funding. The individual accountabilities were initially allocated according to the distribution shown in Vote 48, but have been subsequently allocated in accordance with government reorganizations on December 7, 2022 (Constitution Act Order in Council 658/2022).

[2]	Changes and shared responsibilities are measured as a proportion of the annual result in relation to the period of time the applicable ministers held the responsibility measured in days.

[3]	Reflects the reallocation of resources in support of the government reorganization on December 7, 2022 as per Constitution Act Order in Council 658/2022.

[4]	Additional voted appropriations provided to the minister by the 2022/23 Supplementary Estimates presented on February 28, 2023.